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                                                                   EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 28, 1997, and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-00618 and 33-83054) and Form S-3 (File Nos. 33-90032, 33-89000, 333-40, 333-14329 and 333-13651).



/s/ Arthur Andersen LLP


Atlanta, Georgia
March 26, 1997